Exhibit 99.2

HCI GROUP, INC.

NONQUALIFIED STOCK OPTION AGREEMENT

HCI Group, Inc. hereby grants to the Optionee an option to purchase the Number of Option Shares set forth below, in the manner and subject to the provisions of this Option Agreement. Capitalized terms used but not defined herein shall have the meanings given to them in the Plan.

1.	Definitions:

(a)	“Code” shall mean the Internal Revenue Code of 1986, as amended. (All references to Sections of the Code are to such Sections as they may from time to time be amended or renumbered.)

(b)	“Company” shall mean HCI Group, Inc., a Florida corporation, and any successor corporation thereto.

(c)	“Date of Option Grant” shall mean January 7, 2017.

(d)	“Disability” shall mean disability within the meaning of Section 22(e)(3) of the Code, as determined by the Board in its sole discretion under procedures established by the Board of Directors of the Company.

(e)	“Exercise Price” shall mean $40.00 per share, as adjusted from time to time pursuant to the Plan.

(f)	“Number of Option Shares” shall mean 110,000 shares of Common Stock of the Company as adjusted from time to time pursuant to the Plan.

(g)	“Option Term Date” shall mean January 7, 2027.

(h)	“Optionee” shall mean Paresh Patel.

(i)	“Participating Company” shall mean (i) the Company and (ii) any present or future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in Sections 424(e) and 424(f) of the Code.

(j)	“Participating Company Group” shall mean at any point in time all corporations collectively which are then a Participating Company.

(k)	“Plan” shall mean the HCI Group, Inc. 2012 Omnibus Incentive Plan, as amended from time to time.

2.	Nonqualified Stock Option. This Option is intended to be a nonqualified stock option. The Optionee should consult with the Optionee’s own tax advisors regarding the tax effects of this Option.

3.	Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the “Board”) and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation or election.

4.	Exercise and Vesting of the Option.

(a)	Right to Exercise. The Option shall vest and become exercisable from time to time, subject to the schedule set forth below, in whole or in part, and subject to the termination provisions of Paragraph 6 hereof:

On January 7, 2018, and each anniversary thereafter the Option shall vest and become exercisable to purchase up to one-fourth of the Number of Option Shares. This provision shall be interpreted such that on January 7, 2021, the Option shall be fully vested and may be exercised with respect to 100% of the Number of Option Shares (assuming that none of the Options have been previously exercised).

The schedule set forth above is cumulative, so that shares as to which the Option has become exercisable on and after a date indicated by the schedule may be purchased pursuant to exercise of the Option at any subsequent date prior to termination of the Option. The Option may be exercised at any time and from time to time to purchase up to the number of shares as to which it is then exercisable.

(b)	Method of Exercise. The Option shall be exercised by written notice to the Company in the form of Exhibit A hereto stating the election to exercise the Option, the Number of Option Shares for which the Option is being exercised and such other representations and agreements as to the Optionee’s investment intent with respect to such shares as may be required by the Company. The written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Paragraph 6 below, accompanied by (i) full payment of the exercise price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current form of joint escrow instructions referenced below.

(c)	Form of Payment of Option Price. Such payment shall be made in cash, check or cash equivalent, by delivery of shares of Common Stock owned by the Optionee valued at fair market value (as determined by the Board), or in any other form as may be permitted by the Board in its sole discretion.

(d)	Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

(e)	Certificate Registration. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

(f)	Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.

THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED.

As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

(g)	Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

5.	Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee solely by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

6.	Duration of the Option. The Option shall terminate and may no longer be exercised on the Option Term Date as defined above.

7.	Rights as a Stockholder or Employee. The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in the Plan. Nothing in the Option shall confer upon the Optionee any right to be employed by, or to continue in the employment of, a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee’s employment at any time.

8.	Legends. The Company may at any time place legends referencing any applicable federal or state securities law restriction on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares of stock acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this Paragraph. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SHARES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SHARES REASONABLY SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

9.	Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

10.	Termination or Amendment. The Board may terminate or amend this Option Agreement at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee, unless such amendment is required to comply with any change in law or tax and accounting rules, including the provisions of Code Section 409A.

11.	Integrated Agreement. This Option Agreement and the Plan constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no other agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company with respect to the subject matter contained herein other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

12.	Terms and Conditions of Plan. The terms and conditions included in the Plan are incorporated by reference herein, and to the extent that any conflict may exist between any term or provision of this Option Agreement and any term or provision of the Plan, the term or provision of the Plan shall control.

13.	Applicable Law. This Option Agreement shall be governed by the laws of the State of Florida as such laws are applied to agreements entered into and performed entirely within the State of Florida and without regard to the rules of such State regarding choice of laws.

SEPARATE SIGNATURE PAGE TO HCI GROUP, INC.

NONQUALIFIED STOCK OPTION AGREEMENT

HCI GROUP, INC.

By:	/s/ Jim Macchiarola
Jim Macchiarola
Chairman of the Compensation Committee

The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and hereby accepts the Option Agreement subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors of the Company made in good faith upon any questions arising under this Option Agreement.

The undersigned hereby acknowledges receipt of a copy of the Plan.

Date: January 7, 2017	/s/ Paresh Patel
Paresh Patel

EXHIBIT A

[Date]

HCI Group, Inc.

5300 West Cypress Street

Tampa, Florida 33607

Attn: Chief Financial Officer

Re:	Exercise of Non-Qualified Stock Option

Dear Sirs:

Pursuant to the terms and conditions of the Non-Qualified Stock Option Agreement dated as of January 7, 2017, (the “Agreement”), between Paresh Patel (“Optionee”) and HCI Group, Inc., Inc. (the “Company”), the Optionee hereby agrees to purchase                      shares (the “Shares”) of the Common Stock of the Company and tender payment in full for such shares in accordance with the terms of the Agreement.

In connection with such purchase, Optionee represents, warrants and agrees as follows:

1.	The Optionee is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares, but rather upon independent examination and judgment as to the prospects of the Company.

2.	The Optionee has had complete access to and the opportunity to review all material documents related to the business of the Company, has examined all such documents as the Optionee desired, is familiar with the business and affairs of the Company and realizes that any purchase of the Shares is a speculative investment and that any possible profit therefrom is uncertain.

3.	The Optionee has had the opportunity to ask questions of and receive answers from the Company and its executive officers and to obtain all information necessary for the Optionee to make an informed decision with respect to the investment in the Company represented by the Shares.

4.	The Optionee is able to bear the economic risk of any investment in the Shares, including the risk of a complete loss of the investment, and the Optionee acknowledges that he or she may need to continue to bear the economic risk of the investment in the Shares for an indefinite period.

5.	The Optionee has not relied upon the Company or an employee or agent of the Company with respect to any tax consequences related to exercise of this Option or the disposition of the Shares. The Optionee assumes full responsibility for all such tax consequences and the filing of all tax returns and elections the Optionee may be required to or find desirable to file in connection therewith.

Very truly yours,

Paresh Patel

1520 Gulf Blvd, Apt. 1706,
Clearwater, FL 33767

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